SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2016
Stockholders' Equity Note [Abstract]
SHAREHOLDERS' EQUITY

Note 14 — SHAREHOLDERS’ EQUITY

On April 6, 2015, the Board of Directors adopted a consent resolution to effectuate a 1:1000 stock split. Simultaneously on April 6, 2015, the Company also issued additional 15,000,000 common shares for a nominal consideration. On April 29, 2015, the Company repurchased 4,000,000 common shares in total from current shareholders in accordance with their share percentages as treasury stock for a nominal consideration. As a result, the Company had 50,000,000 authorized common shares, $0.001 par value per share, of which 12,000,000 were issued and outstanding as of December 31, 2015 and December 31, 2014.

All the existing shareholders and directors of the Company consider this issuance of 15 million common shares and repurchase of 4 million common shares on April 29, 2015 was part of the company’s recapitalization to result in 12,000,000 common shares issued and outstanding prior to completion of this offering. No cash or other consideration was paid for these stock issuance and repurchase. The Company believes it is appropriate to reflect the 1:1000 stock split and repurchase that resulted in 12,000,000 shares of our common stock issued and outstanding on a retroactive basis similar to stock split or dividend pursuant to ASC 260. The Company has retroactively restated all shares and per share data for all the periods presented.

On December 26, 2016, the Company completed its initial public offering (“IPO”) of 2,695,347 shares of its common stock at a public offering price of $4.00 per share. The gross proceeds from the offering were approximately $10.8 million before deducting placement agents' commissions and other offering expenses, resulting in net proceeds of approximately $10.1 million. In connection with the offering, the Company's common stock began trading on the NASDAQ Capital Market beginning on December 26, 2016 under the symbol "HEBT".

Public Offering Warrants

In connection with the IPO on December 26, 2016, the Company issued warrants equal to five percent (5%) of the shares issued in the IPO, totaling 134,768 units to the placement agents (the “Public Offering Warrants”). The warrants carry a term of three years, and shall not be exercisable for a period of six months from the closing of the IPO and shall be exercisable at $4.80 per share. Management determined that these warrants are equity instruments because the warrants are both a) indexed to its own stock; and b) classified in stockholders' equity. The warrants were recorded at their fair value on the date of grant as a component of stockholders’ equity. As of December 31, 2016, the total number of warrants outstanding was 134,768 with weighted average remaining life of 5 years. No warrants were exercisable as of December 31, 2016.

The fair value of this Public Offering Warrants was $488,730. The fair value has been estimated using the Black-Scholes pricing model with the following weighted-average assumptions: risk free rate of 1.58%; expected term of 3 years; exercise price of the warrants of $4.80; volatility of 90.7%; and expected future dividends of nil.